EXHIBIT 21

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

1	1190138 Ontario Inc, a 100%-owned foreign subsidiary, incorporated in Canada

2	2103393 Ontario, Inc., 100% owned foreign subsidiary, incorporated in Canada

3	APEI UK Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

4	APEI Unlimited IOM, a 100%-owned foreign subsidiary, incorporated in Isle of Man

5	Beteiligungen Sonoco Deutschland Vermogensverwaltungsgesellschaft mbh, a 100%-owned foreign subsidiary, incorporated in Germany

6	Cap Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

7	Capseals Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

8	Capseals Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

9	Cascades Conversion, Inc., 50% owned foreign subsidiary, incorporated in Canada

10	Clear Pack Company, a 100%-owned domestic subsidiary, incorporated in Illinois

11	Colombiana P.M., LLC, a 100%-owned domestic subsidiary, incorporated in Delaware

12	Converdis Inc., 50% owned foreign subsidiary, incorporated in Canada

13	Convex Mold, Inc., a 100%-owned domestic subsidiary, incorporated in Michigan

14	Corepak Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

15	CP Acquisition, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina

16	Dorpak B.V., 100% owned foreign subsidiary, incorporated in Netherlands

17	Engraph Puerto Rico, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

18	Etn Tubetex Bvba, a 100%-owned foreign subsidiary, incorporated in Belgium

19	Fair Lawn Packaging Services, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina

20	Friarsgate Studio Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

21	Graffo Paranaense De Embalagens, S.A., a 66.67% owned foreign subsidiary incorporated in Brazil

22	Grove Mill Paper Company Limited, a 99.9%-owned foreign subsidiary, incorporated in the United Kingdom

23	Gunther of America, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

24	Gunther U.S.A., Inc., a 100%-owned domestic subsidiary, incorporated in Tennessee

25	Heathfield Reels Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

26	Industrial Machine Co., Inc., a 100%-owned domestic subsidiary, incorporated in Missouri

27	Inversiones Sonoco Limitada, a 100%-owned foreign subsidiary, incorporated in Chile

28	Manufacturas Sonoco SA de CV, a 100%-owned foreign subsidiary, incorporated in Mexico

29	Nathaniel Lloyd & Company Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

30	Neuvibox SAS, 100% owned foreign subsidiary, incorporated in France

31	OOO Sonoco Alcore, a 100%-owned foreign subsidiary, incorporated in Russia

32	OOO Weidenhammer Russia, 100% owned foreign subsidiary, incorporated in Russia

33	PT Sonoco Indonesia, a 79.2%-owned foreign subsidiary, incorporated in Indonesia

34	S W Inc., a 100%-owned foreign subsidiary, incorporated in Canada

35	Sebro Plastics, Inc., a 100%-owned domestic subsidiary, incorporated in Michigan

36	Servicios Mexicanos Ejecutivos Sa de CV, a 100%-owned foreign subsidiary, incorporated in Mexico

37	SMB GmbH, 100% owned foreign subsidiary, incorporated in Germany

38	Sonoco (Shanghai) Co., Ltd, a 79.2%-owned foreign subsidiary, incorporated in China

39	Sonoco (Taicang) Packaging Co., Ltd, a 79.2%-owned foreign subsidiary, incorporated in China

40	Sonoco (Weifang) Packaging Company, Ltd., a 79.2%-owned foreign subsidiary, incorporated in China

41	Sonoco (Xiamen) Packaging Company Ltd, a 79.2%-owned foreign subsidiary, incorporated in China

42	Sonoco Absorbent Technologies Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

43	Sonoco Absorbent Technologies, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware

44	Sonoco Alcore—Demolli S.r.l., a 100%-owned foreign subsidiary, incorporated in Italy

45	Sonoco Alcore AB, a 100%-owned foreign subsidiary, incorporated in Sweden

46	Sonoco Alcore GmbH, a 100%-owned foreign subsidiary, incorporated in Germany

47	Sonoco Alcore Nederland B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands

48	Sonoco Alcore NV, a 100%-owned foreign subsidiary, incorporated in Belgium

49	Sonoco Ambalaj Sanayi Ve Ticaret Anonim Sirketi, a 100%-owned foreign subsidiary, incorporated in Turkey

50	Sonoco Asia Holding S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

51	Sonoco Asia Management Company, L.L.C., a 70%-owned domestic subsidiary, incorporated in Delaware

52	Sonoco Asia, L.L.C., a 79.2%-owned domestic subsidiary, incorporated in Delaware

53	Sonoco Australia Pty Ltd, a 100%-owned foreign subsidiary, incorporated in Australia

54	Sonoco Board Mills Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

55	Sonoco Bonmati, S.A.U., a 100%-owned foreign subsidiary, incorporated in Spain

56	Sonoco Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada

57	Sonoco Caprex Karton- und Papierverarbeitungs AG, a 100%-owned foreign subsidiary, incorporated in Switzerland

58	Sonoco Capseals Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

59	Sonoco Comercial, S. de R.L. de C.V., 100% owned foreign subsidiary, incorporated in Mexico

60	Sonoco Consumer Products Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

61	Sonoco Consumer Products SAS, a 100%-owned foreign subsidiary, incorporated in France

62	Sonoco Contract Services S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico.

63	Sonoco Cores and Paper Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

64	Sonoco D & P, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina

65	Sonoco D and P York, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina

66	Sonoco de Colombia Ltda, a 100%-owned foreign subsidiary, incorporated in Colombia

67	Sonoco Deutschland GmbH, a 100%-owned foreign subsidiary, incorporated in Germany

68	Sonoco Deutschland Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Germany

69	Sonoco Development, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina

70	Sonoco Display and Packaging, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina

71	Sonoco Do Brasil Participacoes, Ltda, a 100%-owned foreign subsidiary, incorporated in Brazil

72	Sonoco do Brazil Ltda, a 100%-owned foreign subsidiary, incorporated in Brazil

73	Sonoco Embalagens Ltda., a 100%-owned foreign subsidiary, incorporated in Brazil

74	Sonoco Empaques Ecuador S.A., a 100% owned foreign subsidiary, incorporated in Ecuador

75	Sonoco Europe Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

76	Sonoco Flexible Packaging Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada

77	Sonoco Flexible Packaging Co., Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina

78	Sonoco Holdings UK Limited, a 100%-owned domestic subsidiary, dually incorporated in Delaware and in the United Kingdom

79	Sonoco Holdings, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

80	Sonoco Hongwen Paper Co Ltd, a 63.6%-owned foreign subsidiary, incorporated in China

81	Sonoco Hutchinson, LLC, a 100%-owned domestic subsidiary, incorporated in Kansas

82	Sonoco Iberia, S.L.U., a 100%-owned foreign subsidiary, incorporated in Spain

83	Sonoco India Private Limited, a 79.2%-owned foreign subsidiary, incorporated in India

84	Sonoco International BVI, a 100%-owned foreign subsidiary, incorporated in the British Virgin Islands

85	Sonoco International Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Switzerland

86	Sonoco International, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware

87	Sonoco IPD France SAS (fka Sonoco Alcore SAS), a 100%-owned foreign subsidiary, incorporated in France

88	Sonoco JV GmbH & Co. KG, a 100%-owned foreign subsidiary, incorporated in Germany

89	Sonoco Kaiping Packaging Company Ltd, a 79.2%-owned foreign subsidiary, incorporated in China

90	Sonoco Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

91	Sonoco Luxembourg Holding S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg

92	Sonoco Luxembourg S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg

93	Sonoco Milnrow, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

94	Sonoco Netherlands Holding II BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands

95	Sonoco Netherlands Holding III BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands

96	Sonoco New Zealand Limited, a 100%-owned foreign subsidiary, incorporated in New Zealand

97	Sonoco of Puerto Rico,Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina

98	Sonoco Operadora S de R L de C V, a 100%-owned foreign subsidiary, incorporated in Mexico

99	Sonoco Packaging Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

100	Sonoco Packaging Tapes Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

101	Sonoco Paper France S.A.S, a 100%-owned foreign subsidiary, incorporated in France

102	Sonoco Paper Mill & IPD Hellas Sa, a 100%-owned foreign subsidiary, incorporated in Greece

103	Sonoco Paperboard Group LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina

104	Sonoco Participacoes Ltda., a 100%-owned foreign subsidiary, incorporated in Brazil

105	Sonoco Partitions, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina

106	Sonoco Phoenix, Inc., a 100%-owned domestic subsidiary, incorporated in Ohio

107	Sonoco Pina, S.A.U., a 100%-owned foreign subsidiary, incorporated in Spain

108	Sonoco Plastics B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands

109	Sonoco Plastics Canada ULC, a 100%-owned foreign subsidiary, incorporated in Canada

110	Sonoco Plastics Germany GmbH, a 100%-owned foreign subsidiary, incorporated in Germany

111	Sonoco Plastics, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

112	Sonoco Poland—Packaging Services Spolka Z Ograniczona Odpowiedzialnoscia, a 100%-owned foreign subsidiary, incorporated in Poland

113	Sonoco Poland Holdings BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands

114	Sonoco Polysack A/S, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina

115	Sonoco Polysack Limited, a 100%-owned domestic subsidiary, dually incorporated in South Carolina and in the United Kingdom

116	Sonoco Products Company UK, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

117	Sonoco Products Malaysia Sdn Bhd, a 79.2%-owned foreign subsidiary, incorporated in Malaysia

118	Sonoco Protective Solutions, Inc., 100% owned domestic subsidiary, incorporated in Pennsylvania

119	Sonoco Recycling—International Trade Group, LLC, a 100% owned domestic subsidiary, incorporated in California

120	Sonoco Recycling, LLC., a 100%-owned domestic subsidiary, incorporated in North Carolina

121	Sonoco Reels Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

122	Sonoco S.A. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico

123	Sonoco SAS, a 100%-owned foreign subsidiary, incorporated in France

124	Sonoco Services, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware

125	Sonoco Singapore Pte. Ltd., a 79.2%-owned foreign subsidiary, incorporated in Singapore

126	Sonoco Structural Fiber, LLC, a 95%-owned domestic subsidiary, incorporated in South Carolina

127	Sonoco Taiwan Ltd, a 79.2%-owned foreign subsidiary, incorporated in Taiwan

128	Sonoco Thailand Ltd, a 79.2%-owned foreign subsidiary, incorporated in Thailand

129	Sonoco UK Leasing Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

130	Sonoco Venezolana,C.A., a 90%-owned foreign subsidiary, incorporated in Venezuela

131	Sonoco Venture International Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Switzerland

132	Sonoco Ventures UK Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

133	Sonoco Yatai Pinghu Packaging Co Ltd, a 79.2%-owned foreign subsidiary, incorporated in China

134	Sonoco-Alcore AS, a 100%-owned foreign subsidiary, incorporated in Norway

135	Sonoco-Alcore Ou, a 100%-owned foreign subsidiary, incorporated in Estonia

136	Sonoco-Alcore Oy, a 100%-owned foreign subsidiary, incorporated in Finland

137	Sonoco-Alcore S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg

138	Sonoco-Alcore Spolka Z Ograniczona Odpowiedzialnoscia, a 100%-owned foreign subsidiary, incorporated in Poland

139	Sonoco-Engraph Puerto Rico, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

140	SPC Capital Management, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

141	SPC Liquidation, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina

142	SPC Management, LLC., a 100%-owned domestic subsidiary, incorporated in Delaware

143	SPC Resources, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

144	SR Holdings of the Carolinas, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina

145	Tegrant Alloyd Brands of Puerto Rico, Inc., 100% owned foreign subsidiary, incorporated in Puerto Rico

146	Tegrant Alloyd Brands, Inc., 100% owned domestic subsidiary, incorporated in Delaware

147	Tegrant Corporation, 100% owned domestic subsidiary, incorporated in Delware

148	Tegrant de Mexico, S.A. de C.V., 100% owned foreign subsidiary, incorporated in Mexico

149	Tegrant International, Inc., 100% owned domestic subsidiary, incorporated in Delaware

150	Tegrant Property Holdings, LLC, 100% owned domestic subsidiary, incorporated in Delaware

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

151	ThermoSafe Brands Asia PTE, 100% owned foreign subsidiary, incorporated in Singapore

152	ThermoSafe Brands Europe Ltd., 100% owned foreign subsidiary, incorporated in Ireland

153	ThermoSafe Brands Germany,GmbH 100% owned foreign subsidiary, incorporated in Germany

154	ThermoSafe Malaysia SDN.BHD, 100% owned foreign subsidiary, incorporated in Malaysia

155	TPT Board Mills Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

156	TPT Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

157	Trident Graphics Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada

158	Trident Graphics NA LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina

159	U.S. Paper Mills Corp., a 100%-owned domestic subsidiary, incorporated in Wisconsin

160	Unit Reels & Drums Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

161	Weidenhammer Belgium BVBA, 100% owned foreign subsidiary, incorporated in Belgium

162	Weidenhammer Chile Ltda., 65% owned foreign subsidiary, incorporated in Chile

163	Weidenhammer France SAS, 100% owned foreign subsidiary, incorporated in France

164	Weidenhammer Hellas S.A., 100% owned foreign subsidiary, incorporated in Greece

165	Weidenhammer Packaging Group GmbH, 100% owned foreign subsidiary, incorporated in Germany

166	Weidenhammer Plastic Packaging GmbH, 100% owned foreign subsidiary, incorporated in Germany

167	Weidenhammer Polska s.p.z.o.o., 100% owned foreign subsidiary, incorporated in Poland

168	Weidenhammer UK Ltd., 100% owned foreign subsidiary, incorporated in UK

169	Wisenberg U.S., Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina